Filed Pursuant to Rule 497(a)

Registration No. 333-195863

Rule 482ad

FS Investment Corp.

$400,000,000

4.000% Notes due 2019

PRICING TERM SHEET

July 7, 2014

The following sets forth the final terms of the 4.000% Notes due 2019 and should only be read together with the preliminary prospectus supplement dated July 7, 2014, together with the accompanying prospectus dated June 19, 2014, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	FS Investment Corp.

Security	4.000% Notes due 2019

Ratings*	BBB (Stable)/BBB- (Stable) (S&P/Fitch)

Aggregate Principal Amount Offered	$400,000,000

Trade Date	July 7, 2014

Settlement Date	July 14, 2014 (T+5)

Maturity Date	July 15, 2019

Interest Payment Dates	January 15 and July 15, commencing January 15, 2015 (long first coupon)

Price to Public (Issue Price)	99.498%

Coupon (Interest Rate)	4.000%

Yield to Maturity	4.112%

Spread to Benchmark Treasury	+ 237.5 basis points

Benchmark Treasury	1.625% due June 30, 2019

Benchmark Treasury Price and Yield	99-15 and 1.737%

Make-Whole Redemption

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•   100% of the principal amount of the Notes to be redeemed, or

•   the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 40 basis points

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP / ISIN	302635 AA5 / US302635AA50

Joint Book-Running Managers	Citigroup Global Markets Inc. Wells Fargo Securities, LLC J.P. Morgan Securities LLC

Co-Managers	Evercore Group L.L.C. Keefe, Bruyette & Woods, Inc.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of FS Investment Corp. before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about FS Investment Corp. and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of FS Investment Corp. and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the Preliminary Prospectus may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or via phone at 1-800-831-9146, or by email at prospectus@citi.com; Wells Fargo Securities, LLC at 1525 West W.T. Harris Blvd., NC 0675, Charlotte, NC 28262, or via phone at 1-800-326-5897, or by email at cmclientsupport@wellsfargo.com; or J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attn – Investment Grade Syndicate Desk, or via phone at 212-834-4533.